Summary Prospectus

September 28, 2012 (as revised January 31, 2013)

db X-trackers In-Target Date Fund*

Ticker:	TDX	Stock Exchange:	NYSE Arca

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.dbxus.com. You can also get this information at no cost by calling ALPS Distributors, Inc. at 1-855-329-3837 or by sending an e-mail request to dbxquestions@list.db.com. The Fund’s prospectus and statement of additional information, both dated September 28, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective/Goal

The Fund seeks to track the performance, before fees and expenses, of the Zacks In-Target Lifecycle Index (the “Underlying Index”). The Fund’s investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days’ notice of any change in investment objective.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares (“Shares” or “db-X Target Date Shares”) of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Other Expenses	0.71%

Total Annual Fund Operating Expenses	1.36%

Fee Waivers and Expense Reimbursement(1)	(0.71)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(1)	0.65%

(1)	DBX Strategic Advisors LLC (the “Advisor”) has contractually agreed to pay Fund operating expenses (excluding, among other things, acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to 0.65% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2013 and may not be terminated by the Advisor before that time. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$66	$361	$677	$1,573

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

As its primary strategy, the Fund will invest at least 90% of its assets in the component securities (the “Component Securities”) of the Underlying Index, depositary receipts representing Component Securities and investments that have economic characteristics that are

*	Prior to January 31, 2013, the Fund’s name was “db-X In-Target Date Fund.”

substantially identical to the economic characteristics of the Component Securities of the Underlying Index. Such securities may include domestic and international equity securities (including common stocks and real estate investment trusts) and fixed income securities (including bonds, treasury bills and notes, mortgage real estate investment trusts, cash, cash equivalents and short-term money market instruments). The domestic equity portion may include securities from all capitalization ranges. Only investment-grade fixed income securities are eligible for inclusion in the fixed income portion of the Underlying Index. The Fund employs a representative sampling indexing strategy in managing the portfolio by holding equity securities and fixed income securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, maturity, duration, or dividend yield. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies.

The Underlying Index is comprised of securities from three broad asset classes: international equities, domestic equities, and fixed income, and is designed to represent a diversified portfolio of securities with the potential to outperform the Lipper Mixed-Target Allocation Conservative Funds Index, on a risk adjusted basis. The Underlying Index is designed for persons who are at or near their target date at the time of investment and has a current allocation of approximately 6% in international equities, 22% in domestic equities and 72% in fixed income and will be systematically reconstituted and rebalanced annually, or quarterly when necessary, pursuant to a proprietary methodology developed by Zacks Investment Research (“Zacks”), the creator of the Underlying Index. Since the inception of the Fund, the duration for the fixed income securities increase each year up to a maximum duration of five years. At inception, the Underlying Index had approximately a 10% allocation to equity securities. Over the next two years, allocations will shift from conservative to more moderately-conservative allocations, allowing for a larger exposure to equities than at inception (“Moderately-Conservative Allocation”). The securities in the universe are selected using a proprietary methodology developed by Zacks. Investors should note that the allocations listed above, and in the table below, are as of June 30, 2012.

The following chart shows how the investment glidepath for the Fund is expected to gradually shift to a Moderately-Conservative Allocation. The actual asset allocations of the Fund may differ from this chart. The Fund seeks to achieve its final target allocation five years following the target date.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

•

The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices. The stock market has been subject to significant volatility recently which has increased the risks associated with an investment in the Fund.

•

The Fund is subject to index risk, which is the risk that securities in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities included in, or representative of, the Underlying Index.

•

The Fund is subject to large-capitalization risk, which is the risk that large-capitalization companies may grow slower than the overall economy and tend to go in and out of favor based on market and economic conditions.

•

The Fund is subject to small- and mid-capitalization risk, which is the risk that returns from small- and mid-capitalization stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•	The Fund is subject to non-correlation risk, which is the risk that the securities held by the Fund will not provide investment performance tracking the Underlying Index.

•

The Fund is subject to market price risk, which is the risk associated with the fact that the db-X Target Date Shares are listed on NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the db-X Target Date Shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying db-X Target Date Shares on the secondary market, and you may receive less than NAV when you sell db-X Target Date Shares.

•

The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

•

The Fund is subject to secondary market risk. Although the db-X Target Date Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the db-X Target Date Shares on NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the db-X Target Date Shares are delisted from NYSE Arca or if the activation of market-wide “circuit breakers” halts stock trading generally.

•

The Fund is subject to REIT risk. The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

•

The Fund is subject to fixed income risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of the Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments.

•

The Fund is subject to model risk, which is the risk that the allocation model used to calculate the Underlying Index will not maximize returns and/or minimize risks in accordance with the targeted time horizon for the Underlying Index. The Advisor cannot offer assurance that a particular allocation will be the appropriate allocation in all circumstances for every investor seeking a particular risk profile or time horizon.

The Fund’s Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart that follows shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The table also shows how the Fund’s performance compares to the Zacks In-Target Lifecycle Index and that of a relevant broad-based securities index. Index returns do not reflect deductions of fees, expenses or taxes. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.dbxus.com.

The Fund’s year-to-date total return as of June 30, 2012, was 2.06%.

Best and Worst Quarter Returns

(for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	3.48%	3Q/2009
Lowest Return	(4.51)%	3Q/2011

After-tax returns in the table below are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the periods ended December 31, 2011

db X-trackers In-Target Date Fund	1 Year	Since Inception (10/1/07)
Return before taxes	(0.04)%	2.14%
Return after taxes on distributions	(0.18)%	1.65%
Return after taxes on distributions and sale of Fund shares	(0.08)%	1.56%
Dow Jones U.S. Target Today Index (reflects no deduction for fees, expenses or taxes)	5.49%	5.24%
Zacks In-Target Lifecycle Index (reflects no deduction for fees, expenses or taxes)	0.56%	2.27%

Management of the Fund

Investment Advisor:.  DBX Strategic Advisors LLC

Investment Sub-Advisor:  TDAM USA Inc.

Portfolio Managers:  The following individuals are responsible for the day-to-day management of the Fund’s portfolio*:

Name	Title	Date Began Managing the Fund
Glenn Davis	Managing Director, TDAM USA Inc.	August 2009
Dennis Woessner	Vice President and Director, TDAM USA Inc.	August 2009
Vishal Bhatia	Vice President and Director, TDAM USA Inc.	August 2009
Dino Bourdos	Managing Director, TDAM USA Inc.	July 2010

*	Messrs. Davis and Bhatia are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Woessner and Bourdos provide portfolio management services to the Fund on an auxiliary basis.

Purchase and Sale of Fund Shares

Each Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of Shares called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”). Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

Individual Shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and because Shares will trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.